SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2002

Colley Corporation

(Exact name of Registrant as specified in its Charter)

Delaware

000-33345

75-2926440

(State or other jurisdiction of

(Commission File No.)

(IRS Employer

incorporation)

Identification Number)

425 Walnut Street, Suite 2300, Cincinnati, Ohio

45202

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:

(513) 381-0777

N/A

(Former name or former address, if changed since last report)

Item 2.

Acquisition of Disposition of Assets

On June 26, 2002, Colley Corporation acquired 7,417,618 shares, or 52.6%, of the outstanding common stock of The Lottery Channel, Inc. d/b/a Gamebanc Corporation, a Delaware corporation.  Colley Corporation issued 7,417,618 shares of its common stock in exchange for the shares of The Lottery Channel, Inc.  The share exchange was conducted at the rate of one share of Colley Corporation common stock for one share of common stock of The Lottery Channel, Inc.  The Board of Directors of both companies determined that this was a fair and equitable exchange ratio.

The shares of common stock of The Lottery Channel, Inc. were acquired from Roger W. Ach, II, Carol A. Meinhardt and Chicago West Pullman, Ltd., an Ohio limited liability company.

Roger W. Ach, II is the sole director, Chief Executive Officer and President of Colley Corporation.  Mr. Ach is a director and the President of The Lottery Channel, Inc. as well as the Manager and a member of Chicago West Pullman, Ltd.

Carol A. Meinhardt is the Executive Vice-President, Treasurer and Secretary of Colley Corporation.  Ms. Meinhardt is the Executive Vice President - Administration of The Lottery Channel, Inc. and a member of Chicago West Pullman, Ltd.

Chicago West Pullman, Ltd. acquired 525,000 shares, or 51.19%, of the outstanding common stock of Colley Corporation effective June 3, 2002.  Chicago West Pullman, Ltd. has subsequently distributed 350,000 of these shares to various irrevocable trusts of which either Mr. Ach or Ms. Meinhardt is the trustee established for the benefit of family members of Mr. Ach and Ms. Meinhardt.

Mr. Ach, Ms. Meinhardt and Chicago West Pullman, Ltd. have agreed to act as a group with respect to the shares of Colley Corporation owned by each.

The Lottery Channel, Inc. was founded in 1993 for the purpose of operating a cable television channel to distribute information about state lotteries.  Presently, The Lottery Channel, Inc. is a holding company operating in three areas of interactive entertainment: government sponsored lotteries, games and digital greetings.  The company currently owns and operates leading games and entertainment web sites that include www.lottery.com, www.gameland.com, www.cards.com, www.regards.com and www.skillmoney.com.

Item 5.  Other Events and Regulation FD Disclosure

On June 27, 2002, Colley Corporation issued a press release concerning its earnings.  A copy of the press release is filed herewith as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements of Business Acquired

(a)

Financial statements shall be filed in an amendment to this Current Report on Form 8-K on or before August 27, 2002.

(b)

Pro forma financial information shall be filed in an amendment to this Current Report on Form 8-K on or before August 27, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Colley Corporation

Date: June 26, 2002	By: /s/Roger W. Ach, II Roger W. Ach, II President

EXHIBIT 99.1

GameBanc

A Leading Interactive Games and Entertainment Company

Announces Merger With Colley Corp (OTCBB:“COLY”)

CINCINNATI, OHIO, June 26, 2002.   Colley Corporation (OTCBB: “COLY”) announced today that it acquired 7,417,618 shares or 52.6% of the outstanding common stock of The Lottery Channel, Inc. d/b/a GameBanc Corporation, a Delaware corporation.  Colley Corporation issued 7,417,618 shares of its common stock in exchange for the shares of The Lottery Channel, Inc. This transaction begins a process which will include an exchange offer by Colley for the balance of the outstanding GameBanc shares.  The share exchange was conducted at the rate of one share of Colley Corporation common stock for one share of common stock of The Lottery Channel, Inc. In addition, Colley intends to change its name to Games, Inc.

GameBanc is a holding company operating in three allied areas of interactive entertainment: government sponsored Lotteries, Games and Digital Greetings.  The Company currently owns and operates leading games and entertainment web sites that include www.lottery.com,  www.gameland.com, www.cards.com, www.regards.com, and www.skillmoney.com.  With over 12,000,000 combined opt-in subscribers, GameBanc has become a leader in the on-line games and entertainment industry that is expected to continue to grow at a 71% annual rate over the next five years. (Source:  IDC Interactive Consumer Services Report, December 2001)

Roger Ach, Chairman and CEO of GameBanc and Colley Corp stated:  “We believe the time is right for GameBanc’s combination with Colley to enter the public equity markets.  It is our objective that our growth significantly outpace industry averages, that have been quite strong even during the recent economic downturn.  As a public company, we will attempt to implement our strategy to build critical mass and shareholder value through mergers, acquisitions, strategic alliances and the development and deployment of technologies and platforms that provide the public with access to exciting and entertaining content on the Internet.”  Game play currently ranks second only to e-mail, which is the #1 activity on the Internet.

The Company’s business units each possess multiple revenue streams.  Lottery.com provides lottery results to most major portals, including Yahoo!, MSNBC, USA Today, and Infospace.  The Company has multiple contracts with state governments and has developed  a proprietary Remote Digital Access™ program that will provide players access to their individual state lotteries via a prepaid LottoCard™.  With over 163 million page views in the past twelve months, Cards.com and Regards.com have distributed 5.25 million digital greeting cards for subscribers.  In the games business, the Company offers a suite of popular free Internet games.  In addition, through its site, www.Skillmoney.com, the Company has developed a platform that allows players  to play their favorite games in competitions with other players that including cash wagers allowed under current  gaming legislation.  Another revenue stream for the company includes database development and management.

“We are very pleased to be able to announce the business combination of GameBanc and Colley.  It is certainly a milestone in the development of our business and an important step in our ability to grow and prosper in the next several years:” continued Mr. Ach. “We remain committed to building a solid platform for capturing market share in an industry experiencing exceptional growth.”

For further information contact:

Beau Johnson, Executech (800) 770-9130 or

At The Lottery Channel/GameBanc

Sue Craner  (513) 721-3900

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Colley) contains statements that are forward-looking, such as statements relating to the future anticipated direction of the industry, plans for future expansion, various business development activities, planned capital expenditures, future funding sources, anticipated sales and potential contracts. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of Colley. These risks and uncertainties include, but are not limited to, those relating to development and expansion activities, dependence on existing management, financing activities, domestic and global economic conditions, changes in federal or state tax laws and market competition factors.